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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  September 17, 2001




                        FLEETBOSTON FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




       Rhode Island                      1-6366                 05-0341324
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



100 Federal Street, Boston, Massachusetts                        02110
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200



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Item 5.  Other Events.

On September 17, 2001, FleetBoston Financial Corporation (the "Corporation") completed the public offering of 20,000,000 7.20% Capital Securities (the "Preferred Securities") of Fleet Capital Trust VII, a subsidiary trust of the Corporation (the "Trust"), at $25 per Preferred Security. Each Preferred Security will pay cumulative cash distributions at an annual rate of 7.20% of the liquidation amount of $25 per Preferred Security, payable quarterly commencing December 15, 2001. The Preferred Securities are fully and unconditionally guaranteed by the Corporation. In connection with the issuance of the Preferred Securities, the Corporation issued $515,463,925 aggregate principal amount of its 7.20% Junior Subordinated Deferrable Interest Debentures due 2031 (the "Debentures") to the Trust. The Preferred Securities and the Debentures were issued pursuant to the shelf registration statement on Form S-3 (Registration Statement No. 333-36444) of the Corporation, the Trust and certain other subsidiary trusts of the Corporation.

Item 7.  Financial Statements and Exhibits.

(c)    Exhibits.

1 Purchase Agreement, dated September 17, 2001, among the Corporation, the Trust, and Morgan Stanley & Co. Incorporated, Fleet Securities, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representatives of the several Underwriters named therein.

4(a) Amended and Restated Declaration of Trust, dated as of September 17, 2001, among FleetBoston Financial Corporation, as sponsor, The Bank of New York (Delaware), as Delaware Trustee, and The Bank of New York, as Institutional Trustee, the Regular Trustees named therein and the holders, from time to time, of the undivided beneficial ownership interests in the assets of Fleet Capital Trust VII (incorporated by reference to Exhibit 2.2 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on September 21, 2001).

4(b) Indenture, dated as of June 30, 2000, between FleetBoston Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4(b) to FleetBoston Financial Corporation's Current Report on Form 8-K dated June 30,
              2000).

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4(c)          First Supplemental Indenture, dated as of June 30, 2000, between
              FleetBoston Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4(c) to FleetBoston Financial Corporation's Current Report on Form 8-K dated June 30,
              2000).

4(d) Second Supplemental Indenture, dated as of June 30, 2000, between FleetBoston Financial Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.6 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on September 21, 2001).

4(d)          Form of Preferred Security (incorporated by reference to Exhibit
              2.2 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on September 21, 2001).

4(e) Form of Junior Subordinated Debenture (incorporated by reference to Exhibit 2.6 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on September 21, 2001).

4(f) Preferred Securities Guarantee Agreement, dated as of June 30, 2000, between the Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2.9 to FleetBoston Financial Corporation's Registration Statement on Form 8-A filed on September 21, 2001).


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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FLEETBOSTON FINANCIAL CORPORATION


Dated: September 26, 2001            By  /s/ Gary A. Spiess
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                                         Gary A. Spiess
                                         Senior Vice President and Senior Deputy
                                          General Counsel, Assistant Secretary